EXHIBIT 99

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Morgan Stanley                                                      June 4, 2003
Securitized Products Group
                              [MORGAN STANLEY LOGO]
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                             Computational Materials

                                  $550,791,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2003-HE1

                       Mortgage Pass-Through Certificates


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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
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Morgan Stanley                                                      June 4, 2003
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           Approximately $550,791,000
               Morgan Stanley ABS Capital I Inc., Series 2003-HE1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                               The Provident Bank
                                    Servicers

                             Transaction Highlights
                             ----------------------

                                                                          Modified
                                       Expected Ratings   Avg Life to     Duration
Offered                                  (S&P/Fitch/        Call /       To Call /
Classes   Description    Balance(4)        Moody's)        Mty(1)(2)    Mty(1)(2)(3)
-------   -----------   ------------   ----------------   -----------   ------------
  A-1     Not Offered   $339,605,000
  A-2       Floater     $231,363,000     AAA/AAA/Aaa      2.82 / 3.11   2.72 / 2.97
  A-3       Floater     $100,000,000     AAA/AAA/Aaa      1.28 / 1.28   1.28 / 1.28
  A-4       Floater      $57,000,000     AAA/AAA/Aaa      5.51 / 6.32   5.24 / 5.92
  M-1       Floater      $59,147,000      AA/AA/Aa2       5.35 / 5.92   5.04 / 5.50
  M-2       Floater      $50,048,000        A/A/A2        5.33 / 5.84   4.83 / 5.21
  M-3       Floater      $14,560,000       A-/A-/A3       5.32 / 5.76   4.77 / 5.09
  B-1       Floater      $14,104,000    BBB+/BBB+/Baa1    5.31 / 5.69   4.59 / 4.85
  B-2       Floater      $11,830,000     BBB/BBB/Baa2     5.31 / 5.58   4.54 / 4.72
  B-3       Floater      $12,739,000    BBB-/BBB-/Baa3    5.30 / 5.39   4.54 / 4.59


                                             Initial
Offered     Payment Window To Call /      Subordination
Classes             Mty(1)(2)                 Level         Benchmark
-------   -----------------------------   -------------    -----------
  A-1         *****Not Offered*****
  A-2     07/03 - 06/11 / 07/03 - 01/21           20.00%   1 Mo. LIBOR
  A-3     07/03 - 02/06 / 07/03 - 02/06           20.00%   1 Mo. LIBOR
  A-4     02/06 - 06/11 / 02/06 - 01/21           20.00%   1 Mo. LIBOR
  M-1     09/06 - 06/11 / 09/06 - 03/18           13.50%   1 Mo. LIBOR
  M-2     08/06 - 06/11 / 08/06 - 01/17            8.00%   1 Mo. LIBOR
  M-3     07/06 - 06/11 / 07/06 - 05/15            6.40%   1 Mo. LIBOR
  B-1     07/06 - 06/11 / 07/06 - 08/14            4.85%   1 Mo. LIBOR
  B-2     07/06 - 06/11 / 07/06 - 09/13            3.55%   1 Mo. LIBOR
  B-3     07/06 - 06/11 / 07/06 - 08/12            2.15%   1 Mo. LIBOR

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.

            (2)   Based on the pricing prepayment speed. See details below.

            (3)   Assumes pricing at par.

            (4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:                       Morgan Stanley ABS Capital I Inc. Trust 2003-HE1.

Depositor:                    Morgan Stanley ABS Capital I Inc.

Originators:                  Aames Capital Corporation, Accredited Home
                              Lenders, Inc. and The Provident Bank.

Servicer:                     Chase Manhattan Mortgage Corporation and Provident
                              Consumer Financial Services.

Trustee:                      Deutsche Bank National Trust Company.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
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Managers:                     Morgan Stanley (lead manager), Utendahl Capital
                              Partners, L.P. and The Williams Capital Group,
                              L.P.

Rating Agencies:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

Offered Certificates:         Classes A-2, A-3, A-4, M-1, M-2, M-3, B-1, B-2 and
                              B-3 Certificates.

Class A Certificates:         Classes A-1, A-2, A-3 and A-4 Certificates.

Group II Class A
Certificates:                 The Class A-2, Class A-3 and Class A-4
                              Certificates.

Group II Class A Sequential
Certificates:                 The Class A-3 and Class A-4 Certificates.

Class A Certificate Group:    The Class A-1 Certificates and Group II Class A
                              Certificates, as applicable.

Expected Closing Date:        June 27, 2003 through DTC and Euroclear or
                              Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              July 25, 2003.

Final Scheduled
Distribution Date:            The Distribution Date occurring in June 2033.

Due Period:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:               The Trust will consist of two groups of adjustable
                              and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:       Approximately $424.5 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:      Approximately $485.5 million of Mortgage Loans
                              that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment Speed:     o Fixed Rate Mortgage Loans: CPR starting at
                              approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter

                              o ARM Mortgage Loans: CPR of 25%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
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Credit Enhancement:           The Offered Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage
                                 Loans,

                              2) 2.15% overcollateralization (funded upfront).
                                 On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                              3) Subordination of distributions on the more
                                 subordinate classes of certificates (if
                                 applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:               The later to occur of:

                              (x) The earlier of:

                                  (a) The Distribution Date occurring in July
                                      2006; and

                                  (b) The Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and

                              (y) The first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 40.00%.

Trigger Event:                Either a Delinquency Trigger Event or a Cumulative
                              Loss Trigger Event.

Delinquency Trigger Event:    A Delinquency Trigger Event is in effect on any
                              Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage.
                              The 60 Day+ Rolling Average will equal the rolling
                              3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger
Event: A Cumulative Loss Trigger Event is in effect on any Distribution Date if the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                              Months 37 - 48             [4.00%] for the first
                                                         month, plus an
                                                         additional 1/12th of
                                                         [2.00%] for each month
                                                         thereafter (e.g.,
                                                         [5.00%] in Month 43)

                              Months 49 - 60             [6.00%] for the first
                                                         month, plus an
                                                         additional 1/12th of
                                                         [1.00%] for each month
                                                         thereafter (e.g.,
                                                         [6.50%] in Month 55)

                              Months 61 - 72             [7.00%] for the first
                                                         month, plus an
                                                         additional 1/12th of
                                                         [0.50%] for each month
                                                         thereafter (e.g.,
                                                         [7.25%] in Month 67)

                              Months 73 and thereafter   [7.50%]


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
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Initial Subordination
Percentage:                   Class A:           20.00%
                              Class M-1:         13.50%
                              Class M-2:          8.00%
                              Class M-3:          6.40%
                              Class B-1:          4.85%
                              Class B-2:          3.55%
                              Class B-3:          2.15%

Optional Clean-up Call:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A
                              Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

Step-up Coupons:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised.

Class A-1 Pass-Through
Rate: The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2, A-3 and A-4
Pass-Through Rates:           The Class A-2, A-3 and A-4 Certificates will each
                              accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                              Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through
Rate: The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through
Rate: The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through
Rate: The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through
Rate: The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through
Rate: The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through
Rate: The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
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Loan Group I Cap:             As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:            As to any Distribution Date, a per annum rate
                              equal to the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 Basis Risk Carry
Forward Amount:               As to any Distribution Date, the supplemental
                              interest amount for the Class A-1 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii)  Any Class A-1 Basis Risk Carry Forward
                                    Amount remaining unpaid from prior
                                    Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2, A-3 and A-4
Basis Risk Carry Forward
Amounts: As to any Distribution Date, the supplemental interest amount for each of the Class A-2, A-3 and A-4 Certificates will equal the sum of::

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    Certificates' applicable Pass-Through Rate
                                    (without regard to the Loan Group II Cap or
                                    WAC Cap).

Class M-1, M-2, M-3, B-1,
B-2 and B-3 Basis Risk
Carry Forward Amounts:        As to any Distribution Date, the supplemental
                              interest amount for each of the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the
                                    Certificates' applicable Pass-Through Rate
                                    (without regard to the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Interest Distributions on
Offered Certificates:         On each Distribution Date and after payments of
                              servicing and trustee fees and other expenses, interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Group II Class A Certificates pro rata;

                              (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, to the Class A-1 Certificates;

                              (iii) To the Class M-1 Certificates, its Accrued Certificate Interest;

                              (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                              (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                              (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                              (vii) To the Class B-2 Certificates, its Accrued Certificate Interest, and

                              (viii) To the Class B-3 Certificates, its Accrued
                                     Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Principal Distributions on
Offered Certificates:         On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i)   to the Class A Certificates, allocated
                                    between the Class A Certificates as
                                    described below, until the Certificate
                                    Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (vii) to the Class B-3 Certificates, until the
                                    Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                              (vii) to the Class B-3 Certificates, the lesser of
                                    the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Interest Rate Cap:            Beginning on the first Distribution Date, and for
                              a period of 35 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Group II Class A Certificates.

                              For the first 24 months if the 1-month LIBOR rate exceeds 7.00%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.00% (on an Actual/360 day count basis) up to a maximum of 137.5bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein. For the next 12 months if the 1-month LIBOR rate exceeds 7.375%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.375% (on an Actual/360 day count basis) up to a maximum of 100bps and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

Interest Rate Cap Payment
Allocation:                   The Interest Rate Cap Payment shall be available
                              to pay any Basis Risk Carry Forward Amount due to the Group II Class A Certificates pro rata.

Allocation of Net Monthly
Excess Cashflow:              For any Distribution Date, any Net Monthly Excess
                              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class M-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount; (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                              (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (xii)  to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xiii) concurrently, any Class A-1 Basis Risk
                                     Carry Forward Amount to the Class A-1
                                     Certificates, any Class A-2 Basis Risk
                                     Carry Forward Amount to the Class A-2
                                     Certificates, any Class A-3 Basis Risk
                                     Carry Forward Amount to the Class A-3
                                     Certificates and any Class A-4 Basis Risk
                                     Carry Forward Amount to the Class A-4
                                     Certificates; and

                              (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance Amount:   For any Distribution Date, the portion of
                              available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate
Interest:                     For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or similar state law allocated to such class.

Principal Distribution
Amount: On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal
Distribution Amount:          On any Distribution Date, the excess of (i) the
                              aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Net Monthly Excess
Cashflow:                     For any Distribution Date is the amount of funds
                              available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal
Distribution Amount:          For any Distribution Date, the lesser of (i) the
                              excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:   For any Distribution Date, means the excess, if
                              any of (i) the overcollateralization and (ii) the required overcollateralization for such
                              Distribution Date.

Class A Principal
Allocation Percentage:        For any Distribution Date, the percentage
                              equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                              (ii) in the case of the Group II Class A
                              Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II
                              Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.

Class A Principal
Allocation:                   Except as described below, the Class A-3 and Class
                              A-4 Certificates will receive principal
                              sequentially, and the Class A-4 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-3
                              Certificates has been reduced to zero.

                              All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 Certificates, on the one hand, and the Class A-2, Class A-3 and Class A-4 Certificates (collectively, the "Group II Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Class A-1 Certificates and the Group II Class A Certificates, as applicable.

                              However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                              Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Class A-2 Certificates and the Group II Class A Sequential Certificates. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-2, Class A-3 and Class A-4 Certificates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class A Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              60.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $4,549,803.

Class M-1 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 73.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.

Class M-2 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.

Class M-3 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.

Class B-1 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Class B-2 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.

Class B-3 Principal
Distribution Amount:          For any Distribution Date, an amount equal to the
                              excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,549,803.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is not anticipated that any of the Offered
                              Certificates will be SMMEA eligible.

Prospectus:                   The Class A-2, Class A-3, Class A-4, Class M-1,
                              Class M-2, Class M-3, Class B-1, Class B-2 and
                              Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity

To CALL
-------

      PPC                               50           60           75          100          125          150          175
      -----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
A-2   WAL                             5.40         4.61         3.75         2.82         2.18         1.66         1.27
      First Payment Date         7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    6/25/2006
      Window                       1 - 182      1 - 158      1 - 129       1 - 96       1 - 76       1 - 61       1 - 36

A-3   WAL                             2.43         2.07         1.68         1.28         1.04         0.87         0.74
      First Payment Date         7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity   11/25/2008    1/25/2008    3/25/2007    2/25/2006    8/25/2005    3/25/2005   12/25/2004
      Window                        1 - 65       1 - 55       1 - 45       1 - 32       1 - 26       1 - 21       1 - 18

A-4   WAL                            10.59         9.08         7.39         5.51         4.18         3.06         2.19
      First Payment Date        11/25/2008    1/25/2008    3/25/2007    2/25/2006    8/25/2005    3/25/2005   12/25/2004
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    6/25/2006
      Window                      65 - 182     55 - 158     45 - 129      32 - 96      26 - 76      21 - 61      18 - 36

M-1   WAL                            10.24         8.74         7.08         5.35         4.62         4.55         4.20
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    9/25/2006    1/25/2007    5/25/2007    6/25/2006
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    9/25/2007
      Window                      60 - 182     51 - 158     41 - 129      39 - 96      43 - 76      47 - 61      36 - 51

M-2   WAL                            10.24         8.74         7.08         5.33         4.46         4.07         4.05
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    8/25/2006    9/25/2006   11/25/2006    2/25/2007
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    9/25/2007
      Window                      60 - 182     51 - 158     41 - 129      38 - 96      39 - 76      41 - 61      44 - 51

M-3   WAL                            10.24         8.74         7.08         5.32         4.40         3.91         3.73
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    9/25/2006   10/25/2006   12/25/2006
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    9/25/2007
      Window                      60 - 182     51 - 158     41 - 129      37 - 96      39 - 76      40 - 61      42 - 51

B-1   WAL                            10.24         8.74         7.08         5.31         4.38         3.86         3.63
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    8/25/2006    9/25/2006   10/25/2006
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    9/25/2007
      Window                      60 - 182     51 - 158     41 - 129      37 - 96      38 - 76      39 - 61      40 - 51

B-2   WAL                            10.24         8.74         7.08         5.31         4.37         3.82         3.55
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    8/25/2006    8/25/2006    9/25/2006
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    9/25/2007
      Window                      60 - 182     51 - 158     41 - 129      37 - 96      38 - 76      38 - 61      39 - 51

B-3   WAL                            10.22         8.72         7.06         5.30         4.34         3.78         3.48
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    7/25/2006    8/25/2006    8/25/2006
      Expected Final Maturity    8/25/2018    8/25/2016    3/25/2014    6/25/2011   10/25/2009    7/25/2008    9/25/2007
      Window                      60 - 182     51 - 158     41 - 129      37 - 96      37 - 76      38 - 61      38 - 51


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity

To MATURITY
-----------

      PPC                               50           60           75          100          125          150          175
      -----------------------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
A-2   WAL                             5.79         4.99         4.10         3.11         2.42         1.88         1.27
      First Payment Date         7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity   11/25/2030    2/25/2029   11/25/2025    1/25/2021    7/25/2017   12/25/2014    6/25/2006
      Window                       1 - 329      1 - 308      1 - 269      1 - 211      1 - 169      1 - 138       1 - 36

A-3   WAL                             2.43         2.07         1.68         1.28         1.04         0.87         0.74
      First Payment Date         7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity   11/25/2008    1/25/2008    3/25/2007    2/25/2006    8/25/2005    3/25/2005   12/25/2004
      Window                        1 - 65       1 - 55       1 - 45       1 - 32       1 - 26       1 - 21       1 - 18

A-4   WAL                            11.67        10.12         8.34         6.32         4.85         3.65         2.19
      First Payment Date        11/25/2008    1/25/2008    3/25/2007    2/25/2006    8/25/2005    3/25/2005   12/25/2004
      Expected Final Maturity   11/25/2030    2/25/2029   11/25/2025    1/25/2021    7/25/2017   12/25/2014    6/25/2006
      Window                      65 - 329     55 - 308     45 - 269     32 - 211     26 - 169     21 - 138      18 - 36

M-1   WAL                            11.12         9.55         7.78         5.92         5.06         4.93         5.99
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    9/25/2006    1/25/2007    5/25/2007    6/25/2006
      Expected Final Maturity    6/25/2028    2/25/2026    8/25/2022    3/25/2018    3/25/2015    1/25/2013    1/25/2013
      Window                      60 - 300     51 - 272     41 - 230     39 - 177     43 - 141     47 - 115     36 - 115

M-2   WAL                            11.06         9.48         7.71         5.84         4.86         4.40         4.35
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    8/25/2006    9/25/2006   11/25/2006    2/25/2007
      Expected Final Maturity    1/25/2027    7/25/2024    2/25/2021    1/25/2017    3/25/2014    3/25/2012    9/25/2010
      Window                      60 - 283     51 - 253     41 - 212     38 - 163     39 - 129     41 - 105      44 - 87

M-3   WAL                            10.95         9.38         7.62         5.76         4.74         4.20         3.96
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    9/25/2006   10/25/2006   12/25/2006
      Expected Final Maturity   11/25/2024    3/25/2022    1/25/2019    5/25/2015   10/25/2012    1/25/2011   10/25/2009
      Window                      60 - 257     51 - 225     41 - 187     37 - 143     39 - 112      40 - 91      42 - 76

B-1   WAL                            10.86         9.28         7.55         5.69         4.67         4.11         3.83
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    8/25/2006    9/25/2006   10/25/2006
      Expected Final Maturity   10/25/2023    3/25/2021    2/25/2018    8/25/2014    3/25/2012    8/25/2010    5/25/2009
      Window                      60 - 244     51 - 213     41 - 176     37 - 134     38 - 105      39 - 86      40 - 71

B-2   WAL                            10.70         9.13         7.42         5.58         4.57         4.00         3.69
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    8/25/2006    8/25/2006    9/25/2006
      Expected Final Maturity    5/25/2022   11/25/2019    1/25/2017    9/25/2013    7/25/2011   12/25/2009   11/25/2008
      Window                      60 - 227     51 - 197     41 - 163     37 - 123      38 - 97      38 - 78      39 - 65

B-3   WAL                            10.37         8.85         7.16         5.39         4.40         3.84         3.53
      First Payment Date         6/25/2008    9/25/2007   11/25/2006    7/25/2006    7/25/2006    8/25/2006    8/25/2006
      Expected Final Maturity    9/25/2020    4/25/2018    9/25/2015    8/25/2012    9/25/2010    4/25/2009    4/25/2008
      Window                      60 - 207     51 - 178     41 - 147     37 - 110      37 - 87      38 - 70      38 - 58


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CPR Sensitivity

To CALL
-------

      CPR                               20           25           30
      -----------------------   ----------   ----------   ----------
A-2   WAL                             3.22         2.51         1.98
      First Payment Date         7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                       1 - 116       1 - 92       1 - 75

A-3   WAL                             1.38         1.09         0.89
      First Payment Date         7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity    8/25/2006   11/25/2005    6/25/2005
      Window                        1 - 38       1 - 29       1 - 24

A-4   WAL                             6.43         5.01         3.89
      First Payment Date         8/25/2006   11/25/2005    6/25/2005
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                      38 - 116      29 - 92      24 - 75

M-1   WAL                             6.34         5.17         4.63
      First Payment Date         7/25/2006   10/25/2006    1/25/2007
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                      37 - 116      40 - 92      43 - 75

M-2   WAL                             6.34         5.12         4.44
      First Payment Date         7/25/2006    8/25/2006   10/25/2006
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                      37 - 116      38 - 92      40 - 75

M-3   WAL                             6.34         5.10         4.37
      First Payment Date         7/25/2006    8/25/2006    9/25/2006
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                      37 - 116      38 - 92      39 - 75

B-1   WAL                             6.34         5.10         4.35
      First Payment Date         7/25/2006    7/25/2006    8/25/2006
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                      37 - 116      37 - 92      38 - 75

B-2   WAL                             6.34         5.08         4.33
      First Payment Date         7/25/2006    7/25/2006    8/25/2006
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                      37 - 116      37 - 92      38 - 75

B-3   WAL                             6.33         5.07         4.30
      First Payment Date         7/25/2006    7/25/2006    7/25/2006
      Expected Final Maturity    2/25/2013    2/25/2011    9/25/2009
      Window                      37 - 116      37 - 92      37 - 75


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CPR Sensitivity

To MATURITY
-----------

      CPR                               20           25           30
      -----------------------   ----------   ----------   ----------
A-2   WAL                             3.48         2.73         2.16
      First Payment Date         7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity    2/25/2024    4/25/2020    6/25/2017
      Window                       1 - 248      1 - 202      1 - 168

A-3   WAL                             1.38         1.09         0.89
      First Payment Date         7/25/2003    7/25/2003    7/25/2003
      Expected Final Maturity    8/25/2006   11/25/2005    6/25/2005
      Window                        1 - 38       1 - 29       1 - 24

A-4   WAL                             7.16         5.61         4.40
      First Payment Date         8/25/2006   11/25/2005    6/25/2005
      Expected Final Maturity    2/25/2024    4/25/2020    6/25/2017
      Window                      38 - 248     29 - 202     24 - 168

M-1   WAL                             7.01         5.71         5.09
      First Payment Date         7/25/2006   10/25/2006    1/25/2007
      Expected Final Maturity    2/25/2021    9/25/2017    3/25/2015
      Window                      37 - 212     40 - 171     43 - 141

M-2   WAL                             6.95         5.61         4.85
      First Payment Date         7/25/2006    8/25/2006   10/25/2006
      Expected Final Maturity    8/25/2019    7/25/2016    3/25/2014
      Window                      37 - 194     38 - 157     40 - 129

M-3   WAL                             6.87         5.52         4.72
      First Payment Date         7/25/2006    8/25/2006    9/25/2006
      Expected Final Maturity   10/25/2017   11/25/2014   10/25/2012
      Window                      37 - 172     38 - 137     39 - 112

B-1   WAL                             6.79         5.46         4.65
      First Payment Date         7/25/2006    7/25/2006    8/25/2006
      Expected Final Maturity   11/25/2016    3/25/2014    3/25/2012
      Window                      37 - 161     37 - 129     38 - 105

B-2   WAL                             6.67         5.34         4.55
      First Payment Date         7/25/2006    7/25/2006    8/25/2006
      Expected Final Maturity   10/25/2015    4/25/2013    7/25/2011
      Window                      37 - 148     37 - 118      38 - 97

B-3   WAL                             6.43         5.15         4.37
      First Payment Date         7/25/2006    7/25/2006    7/25/2006
      Expected Final Maturity    7/25/2014    4/25/2012    9/25/2010
      Window                      37 - 133     37 - 106      37 - 87


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Period   Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
0               --            --            --            --            --            --            --            --            --
1               9.52          9.52          9.52          7.89          7.89          7.89          7.89          7.89          7.89
2               8.73          8.73          8.73          7.12          7.12          7.12          7.12          7.12          7.12
3               8.74          8.74          8.74          7.12          7.12          7.12          7.12          7.12          7.12
4               8.99          8.99          8.99          7.36          7.36          7.36          7.36          7.36          7.36
5               8.75          8.75          8.75          7.12          7.12          7.12          7.12          7.12          7.12
6               9.00          9.00          9.00          7.36          7.36          7.36          7.36          7.36          7.36
7               8.76          8.76          8.76          7.12          7.12          7.12          7.12          7.12          7.12
8               8.76          8.76          8.76          7.12          7.12          7.12          7.12          7.12          7.12
9               9.28          9.28          9.28          7.61          7.61          7.61          7.61          7.61          7.61
10              8.77          8.77          8.77          7.12          7.12          7.12          7.12          7.12          7.12
11              9.03          9.03          9.03          7.35          7.35          7.35          7.35          7.35          7.35
12              8.79          8.79          8.79          7.12          7.12          7.12          7.12          7.12          7.12
13              9.05          9.05          9.05          7.35          7.35          7.35          7.35          7.35          7.35
14              8.81          8.81          8.81          7.12          7.12          7.12          7.12          7.12          7.12
15              8.82          8.82          8.82          7.12          7.12          7.12          7.12          7.12          7.12
16              9.07          9.07          9.07          7.35          7.35          7.35          7.35          7.35          7.35
17              8.84          8.84          8.84          7.12          7.12          7.12          7.12          7.12          7.12
18              9.10          9.10          9.10          7.35          7.35          7.35          7.35          7.35          7.35
19              8.86          8.86          8.86          7.12          7.12          7.12          7.12          7.12          7.12
20              8.92          8.92          8.92          7.15          7.15          7.15          7.15          7.15          7.15
21             10.76         10.76         10.76          9.03          9.03          9.03          9.03          9.03          9.03
22              9.90          9.90          9.90          8.19          8.19          8.19          8.19          8.19          8.19
23             10.20         10.20         10.20          8.47          8.47          8.47          8.47          8.47          8.47
24              9.93          9.93          9.93          8.19          8.19          8.19          8.19          8.19          8.19
25              9.86          9.86          9.86          8.47          8.47          8.47          8.47          8.47          8.47
26              9.61          9.61          9.61          8.21          8.21          8.21          8.21          8.21          8.21
27              9.95          9.95          9.95          8.55          8.55          8.55          8.55          8.55          8.55
28             10.30         10.30         10.30          8.87          8.87          8.87          8.87          8.87          8.87
29             10.02         10.02         10.02          8.59          8.59          8.59          8.59          8.59          8.59
30             10.34         10.34         10.34          8.87          8.87          8.87          8.87          8.87          8.87
31             10.07         10.07         10.07          8.59          8.59          8.59          8.59          8.59          8.59
32             10.12         10.12         10.12          8.60          8.60          8.60          8.60          8.60          8.60
33             11.65          --           11.65         10.10         10.10         10.10         10.10         10.10         10.10
34             10.97          --           10.97          9.44          9.44          9.44          9.44          9.44          9.44
35             11.34          --           11.34          9.76          9.76          9.76          9.76          9.76          9.76
36             11.04          --           11.04          9.44          9.44          9.44          9.44          9.44          9.44

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Period   Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
37             27.11          --           27.11          9.76          9.76          9.76          9.76          9.76          9.76
38             12.11          --           12.11          9.45          9.45          9.45          9.45          9.45          9.45
39             12.42          --           12.42          9.87          9.87          9.87          9.87          9.87          9.87
40             13.03          --           13.03         10.48         10.48         10.48         10.48         10.48         10.48
41             12.55          --           12.55         10.14         10.14         10.14         10.14         10.14         10.14
42             12.94          --           12.94         10.48         10.48         10.48         10.48         10.48         10.48
43             12.52          --           12.52         10.14         10.14         10.14         10.14         10.14         10.14
44             12.53          --           12.53         10.14         10.14         10.14         10.14         10.14         10.14
45             14.04          --           14.04         11.42         11.42         11.42         11.42         11.42         11.42
46             12.93          --           12.93         10.57         10.57         10.57         10.57         10.57         10.57
47             13.37          --           13.37         10.92         10.92         10.92         10.92         10.92         10.92
48             12.93          --           12.93         10.57         10.57         10.57         10.57         10.57         10.57
49             13.36          --           13.36         10.92         10.92         10.92         10.92         10.92         10.92
50             12.93          --           12.93         10.57         10.57         10.57         10.57         10.57         10.57
51             12.98          --           12.98         10.63         10.63         10.63         10.63         10.63         10.63
52             13.65          --           13.65         11.23         11.23         11.23         11.23         11.23         11.23
53             13.22          --           13.22         10.87         10.87         10.87         10.87         10.87         10.87
54             13.66          --           13.66         11.23         11.23         11.23         11.23         11.23         11.23
55             13.21          --           13.21         10.87         10.87         10.87         10.87         10.87         10.87
56             13.21          --           13.21         10.87         10.87         10.87         10.87         10.87         10.87
57             14.14          --           14.14         11.63         11.63         11.63         11.63         11.63         11.63
58             13.36          --           13.36         11.02         11.02         11.02         11.02         11.02         11.02
59             13.80          --           13.80         11.39         11.39         11.39         11.39         11.39         11.39
60             13.36          --           13.36         11.02         11.02         11.02         11.02         11.02         11.02
61             13.80          --           13.80         11.38         11.38         11.38         11.38         11.38         11.38
62             13.36          --           13.36         11.02         11.02         11.02         11.02         11.02         11.02
63             13.36          --           13.36         11.01         11.01         11.01         11.01         11.01         11.01
64             13.80          --           13.80         11.38         11.38         11.38         11.38         11.38         11.38
65             13.36          --           13.36         11.01         11.01         11.01         11.01         11.01         11.01
66             13.80          --           13.80         11.38         11.38         11.38         11.38         11.38         11.38
67             13.36          --           13.36         11.01         11.01         11.01         11.01         11.01         11.01
68             13.36          --           13.36         11.01         11.01         11.01         11.01         11.01         11.01
69             14.79          --           14.79         12.19         12.19         12.19         12.19         12.19         12.19
70             13.36          --           13.36         11.01         11.01         11.01         11.01         11.01         11.01
71             13.80          --           13.80         11.37         11.37         11.37         11.37         11.37         11.37
72             13.36          --           13.36         11.00         11.00         11.00         11.00         11.00         11.00
73             13.80          --           13.80         11.37         11.37         11.37         11.37         11.37         11.37
74             13.36          --           13.36         11.00         11.00         11.00         11.00         11.00         11.00
75             13.36          --           13.36         11.00         11.00         11.00         11.00         11.00         11.00

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Period   Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
76             13.80          --           13.80         11.37         11.37         11.37         11.37         11.37         11.37
77             13.36          --           13.36         11.00         11.00         11.00         11.00         11.00         11.00
78             13.80          --           13.80         11.36         11.36         11.36         11.36         11.36         11.36
79             13.36          --           13.36         10.99         10.99         10.99         10.99         10.99         10.99
80             13.36          --           13.36         10.99         10.99         10.99         10.99         10.99         10.99
81             14.79          --           14.79         12.17         12.17         12.17         12.17         12.17         12.17
82             13.36          --           13.36         10.99         10.99         10.99         10.99         10.99         10.99
83             13.80          --           13.80         11.36         11.36         11.36         11.36         11.36         11.36
84             13.36          --           13.36         10.99         10.99         10.99         10.99         10.99         10.99
85             13.80          --           13.80         11.35         11.35         11.35         11.35         11.35         11.35
86             13.36          --           13.36         10.99         10.99         10.99         10.99         10.99         10.99
87             13.36          --           13.36         10.99         10.99         10.99         10.99         10.99         10.99
88             13.81          --           13.81         11.35         11.35         11.35         11.35         11.35         11.35
89             13.36          --           13.36         10.98         10.98         10.98         10.98         10.98         10.98
90             13.81          --           13.81         11.35         11.35         11.35         11.35         11.35         11.35
91             13.15          --           13.15         10.98         10.98         10.98         10.98         10.98         10.98
92             11.37          --           11.37         10.98         10.98         10.98         10.98         10.98         10.98
93             12.61          --           12.61         12.16         12.16         12.16         12.16         12.16         12.16
94             11.41          --           11.41         10.98         10.98         10.98         10.98         10.98         10.98
95             11.81          --           11.81         11.34         11.34         11.34         11.34         11.34         11.34
96             11.45          --           11.45         10.98         10.98         10.98         10.98         10.98         10.98
97             11.86          --           11.86         11.34         11.34         11.34         11.34         11.34         11.34
98             11.50          --           11.50         10.97         10.97         10.97         10.97         10.97         10.97
99             11.52          --           11.52         10.97         10.97         10.97         10.97         10.97         10.97
100            11.93          --           11.93         11.34         11.34         11.34         11.34         11.34         11.34
101            11.56          --           11.56         10.97         10.97         10.97         10.97         10.97         10.97
102            11.98          --           11.98         11.34         11.34         11.34         11.34         11.34         11.34
103            11.61          --           11.61         10.97         10.97         10.97         10.97         10.97         10.97
104            11.64          --           11.64         10.97         10.97         10.97         10.97         10.97         10.97
105            12.47          --           12.47         11.72         11.72         11.72         11.72         11.72         11.72
106            11.69          --           11.69         10.97         10.97         10.97         10.97         10.97         10.97
107            12.11          --           12.11         11.33         11.33         11.33         11.33         11.33         11.33
108            11.75          --           11.75         10.97         10.97         10.97         10.97         10.97         10.97
109            12.17          --           12.17         11.33         11.33         11.33         11.33         11.33         11.33
110            11.81          --           11.81         10.96         10.96         10.96         10.96         10.96         10.96
111            11.84          --           11.84         10.96         10.96         10.96         10.96         10.96         10.96
112            12.27          --           12.27         11.33         11.33         11.33         11.33         11.33         11.33
113            11.90          --           11.90         10.96         10.96         10.96         10.96         10.96          --
114            12.33          --           12.33         11.33         11.33         11.33         11.33         11.33          --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Period   Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
115            11.97          --           11.97         10.96         10.96         10.96         10.96         10.96          --
116            12.01          --           12.01         10.96         10.96         10.96         10.96         10.96          --
117            13.33          --           13.33         12.13         12.13         12.13         12.13         12.13          --
118            12.08          --           12.08         10.96         10.96         10.96         10.96         10.96          --
119            12.52          --           12.52         11.32         11.32         11.32         11.32         11.32          --
120            12.16          --           12.16         10.96         10.96         10.96         10.96         10.96          --
121            12.60          --           12.60         11.32         11.32         11.32         11.32         11.32          --
122            12.24          --           12.24         10.96         10.96         10.96         10.96         10.96          --
123            12.28          --           12.28         10.95         10.95         10.95         10.95         10.95          --
124            12.73          --           12.73         11.32         11.32         11.32         11.32         11.32          --
125            12.37          --           12.37         10.95         10.95         10.95         10.95         10.95          --
126            12.83          --           12.83         11.32         11.32         11.32         11.32          --            --
127            12.46          --           12.46         10.95         10.95         10.95         10.95          --            --
128            12.51          --           12.51         10.95         10.95         10.95         10.95          --            --
129            13.90          --           13.90         12.12         12.12         12.12         12.12          --            --
130            12.61          --           12.61         10.95         10.95         10.95         10.95          --            --
131            13.08          --           13.08         11.32         11.32         11.32         11.32          --            --
132            12.71          --           12.71         10.95         10.95         10.95         10.95          --            --
133            13.19          --           13.19         11.31         11.31         11.31         11.31          --            --
134            12.82          --           12.82         10.95         10.95         10.95         10.95          --            --
135            12.88          --           12.88         10.95         10.95         10.95         10.95          --            --
136            13.37          --           13.37         11.31         11.31         11.31         11.31          --            --
137            13.00          --           13.00         10.95         10.95         10.95          --            --            --
138            13.49          --           13.49         11.31         11.31         11.31          --            --            --
139            13.12          --           13.12         10.95         10.95         10.95          --            --            --
140            13.19          --           13.19         10.95         10.95         10.95          --            --            --
141            14.68          --           14.68         12.12         12.12         12.12          --            --            --
142            13.32          --           13.32         10.95         10.95         10.95          --            --            --
143            13.84          --           13.84         11.31         11.31         11.31          --            --            --
144            13.47          --           13.47         10.95         10.95         10.95          --            --            --
145            13.99          --           13.99         11.31         11.31         11.31          --            --            --
146            13.62          --           13.62         10.95         10.95          --            --            --            --
147            13.70          --           13.70         10.95         10.95          --            --            --            --
148            14.24          --           14.24         11.31         11.31          --            --            --            --
149            13.86          --           13.86         10.95         10.95          --            --            --            --
150            14.41          --           14.41         11.31         11.31          --            --            --            --
151            14.03          --           14.03         10.95         10.95          --            --            --            --
152            14.12          --           14.12         10.95         10.95          --            --            --            --
153            15.20          --           15.20         11.70         11.70          --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Period   Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
154            14.31          --           14.31         10.95         10.95          --            --            --            --
155            14.89          --           14.89         11.31         11.31          --            --            --            --
156            14.51          --           14.51         10.95         10.95          --            --            --            --
157            15.09          --           15.09         11.31         11.31          --            --            --            --
158            14.71          --           14.71         10.95         10.95          --            --            --            --
159            14.82          --           14.82         10.95         10.95          --            --            --            --
160            15.43          --           15.43         11.31         11.31          --            --            --            --
161            15.05          --           15.05         10.95         10.95          --            --            --            --
162            15.67          --           15.67         11.31         11.31          --            --            --            --
163            15.28          --           15.28         10.95         10.95          --            --            --            --
164            15.40          --           15.40         10.95         10.95          --            --            --            --
165            17.20          --           17.20         12.12         12.12          --            --            --            --
166            15.66          --           15.66         10.95         10.95          --            --            --            --
167            16.32          --           16.32         11.32          --            --            --            --            --
168            15.93          --           15.93         10.95          --            --            --            --            --
169            16.61          --           16.61         11.32          --            --            --            --            --
170            16.22          --           16.22         10.95          --            --            --            --            --
171            16.37          --           16.37         10.95          --            --            --            --            --
172            17.07          --           17.07         11.32          --            --            --            --            --
173            16.67          --           16.67         10.96          --            --            --            --            --
174            17.40          --           17.40         11.32          --            --            --            --            --
175            17.00          --           17.00         10.96          --            --            --            --            --
176            17.21          --           17.21         10.97          --            --            --            --            --
177            19.37          --           19.37         12.18          --            --            --            --            --
178            17.97          --           17.97         11.09          --            --            --            --            --
179            18.76          --           18.76         11.46          --            --            --            --            --
180            18.35          --           18.35         11.09          --            --            --            --            --
181            19.28          --           19.28          --            --            --            --            --            --
182            19.02          --           19.02          --            --            --            --            --            --
183            19.39          --           19.39          --            --            --            --            --            --
184            20.46          --           20.46          --            --            --            --            --            --
185            20.23          --           20.23          --            --            --            --            --            --
186            21.37          --           21.37          --            --            --            --            --            --
187            21.15          --           21.15          --            --            --            --            --            --
188            21.66          --           21.66          --            --            --            --            --            --
189            24.60          --           24.60          --            --            --            --            --            --
190            22.81          --           22.81          --            --            --            --            --            --
191            24.24          --           24.24          --            --            --            --            --            --
192            24.16          --           24.16          --            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

         A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Period   Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
193            25.76          --           25.76          --            --            --            --            --            --
194            25.78          --           25.78          --            --            --            --            --            --
195            26.70          --           26.70          --            --            --            --            --            --
196            28.65          --           28.65          --            --            --            --            --            --
197            28.87          --           28.87          --            --            --            --            --            --
198            31.15          --           31.15          --            --            --            --            --            --
199            31.57          --           31.57          --            --            --            --            --            --
200            33.19          --           33.19          --            --            --            --            --            --
201            37.46          --           37.46          --            --            --            --            --            --
202            37.17          --           37.17          --            --            --            --            --            --
203            40.96          --           40.96          --            --            --            --            --            --
204            42.55          --           42.55          --            --            --            --            --            --
205            47.56          --           47.56          --            --            --            --            --            --
206            50.25          --           50.25          --            --            --            --            --            --
207            55.47          --           55.47          --            --            --            --            --            --
208            64.19          --           64.19          --            --            --            --            --            --
209            70.85          --           70.85          --            --            --            --            --            --
210            85.58          --           85.58          --            --            --            --            --            --
211           100.23          --          100.23          --            --            --            --            --            --
212           127.89          --          127.89          --            --            --            --            --            --
213           197.70          --          197.70          --            --            --            --            --            --
214           301.43          --          301.43          --            --            --            --            --            --
215              *                           *

* In Period 215 the A-2 Class has a balance of $29,425 and is paid $68,859 in interest and the A-4Class has a balance of $19,968 and is paid $46,727 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------
                                    Page 22